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Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        In connection with the Quarterly Report on Form 10-Q of The First Marblehead Corporation (the "Company") for the quarter ended December 31, 2009 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Kenneth Klipper, Managing Director, Chief Financial Officer, Treasurer and Chief Accounting Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

  (1)
  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

  (2)
  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: February 9, 2010	/s/ KENNETH KLIPPER Kenneth Klipper Managing Director, Chief Financial Officer, Treasurer and Chief Accounting Officer

        A signed original of this written statement required by Section 906 has been provided to The First Marblehead Corporation and will be retained by The First Marblehead Corporation and furnished to the SEC or its staff upon request.

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  Exhibit 32.2